UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): March 3, 2009

AMERICAN ECOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I, 300 E. Mallard Drive, Suite 300 Boise, Idaho		83706
(Address of principal executive offices)		(Zip Code)

(208) 331-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On March 3, 2009, American Ecology Corporation (the “Company”) informed Moss Adams LLP of their dismissal as the Company’s independent registered public accountant.

(ii)
The reports of Moss Adams LLP on the Company’s consolidated financial statements for the periods ending December 31, 2007 and December 31, 2008 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The Company’s Audit Committee made the decision to change independent registered public accounting firms.

(iv)
During the Company’s two most recent fiscal years and through March 3, 2009 preceding Moss Adam LLP’s dismissal there have been no disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Moss Adams LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

(v)
The Company has provided Moss Adams LLP with a copy of the foregoing disclosures and requested from Moss Adams LLP a letter addressed to the Securities and Exchange Commission stating whether Moss Adams LLP agrees with statements made by Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  Moss Adams LLP’s letter is attached as an exhibit to this report on Form 8-K as Exhibit 16.1.

(b) New independent registered public accounting firm

On March 3, 2009, the Audit Committee of the Company’s Board of Directors engaged Deloitte & Touche LLP (“Deloitte”) as the sole principal independent registered public accountant for the Company.  During the Company’s two most recent fiscal years and through March 3, 2009, the Company has not consulted with Deloitte regarding any of the following:

(i)           The application of accounting principles to a specific transaction, either completed or proposed; or

(ii)
The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Deloitte concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or reportable event, as the term is described in 304(a)(1)(v) of Regulation S-K.

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Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter dated March 4, 2009 addressed to the Securities and Exchange Commission from Moss Adams LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: March 5, 2009	By: /S/ Jeffrey R. Feeler
Jeffrey R. Feeler
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated March 4, 2009 addressed to the Securities and Exchange Commission from Moss Adams LLP.

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